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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (Date of earliest event reported):    OCTOBER 24, 2001



                         WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)



        DELAWARE                         1-13086                            04-2515019
(State of Incorporation)          (Commission File No.)        (I.R.S. Employer Identification No.)



            515 POST OAK BLVD., SUITE 600
                   HOUSTON, TEXAS                              77027
      (Address of Principal Executive Offices)               (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 693-4000


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                        EXHIBIT INDEX APPEARS ON PAGE 4

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ITEM 5.   OTHER EVENTS

EARNINGS RELEASE

         On October 24, 2001, we announced our earnings for the quarter ended September 30, 2001. A copy of the press release announcing our earnings for the quarter ended September 30, 2001, is filed as Exhibit 99.1 and is incorporated in this report by reference.

JOHNSON SCREENS ACQUISITION

         On October 24, 2001, we announced the signing of an agreement to acquire the Johnson Screens division of Vivendi Environnement for $110 million. The Johnson Screens acquisition is subject to various customary conditions, including the receipt of all required regulatory approvals. A copy of the press release announcing the Johnson Screens acquisition is filed as Exhibit 99.2 and is incorporated in this report by reference.

CiDRA OSS ACQUISITION

         On October 24, 2001, we announced the signing of an agreement to acquire CiDRA Corporation's Optical Sensing Systems (OSS) business unit for approximately $130 million of our common stock. Under the terms of the purchase agreement, we have the option to convert up to 90% of the purchase price to cash at any time before five days prior to the closing. If we elect to convert any percentage of the purchase price to cash, the cash consideration to be paid will be based upon an overall purchase price of $125 million. In addition, we will assume certain liabilities of CiDRA OSS of approximately $1.25 million and will pay up to an additional $2.5 million over the next 14 months in connection with the transfer to us of certain other assets and deliverables to be developed and produced by CiDRA. The CiDRA OSS acquisition is subject to various customary conditions, including the receipt of all required regulatory approvals. A copy of the press release announcing the signing of the CiDRA OSS agreement is filed as Exhibit 99.3 and is incorporated in this report by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1 Press release dated October 24, 2001, announcing Weatherford's earnings for the quarter ended September 30, 2001.

         99.2 Press release dated October 24, 2001, announcing the Johnson Screens acquisition.

         99.3 Press release dated October 24, 2001, announcing the CiDRA OSS acquisition.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WEATHERFORD INTERNATIONAL, INC.



Dated: October 31, 2001                        /s/ Lisa W. Rodriguez
                                       -----------------------------------------
                                                   Lisa W. Rodriguez
                                        Vice President, Finance and Accounting


                                     PAGE 3
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                                INDEX TO EXHIBITS

        Number                           Exhibit
        -------                          -------
         99.1     Press release dated October 24, 2001, announcing Weatherford's earnings for the quarter ended September 30, 2001.

         99.2     Press release dated October 24, 2001, announcing the Johnson
                  Screens acquisition.

         99.3 Press release dated October 24, 2001, announcing the CiDRA OSS acquisition.

                                     PAGE 4